VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA WM
File No. 811-21961, CIK 0001377164
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA WM, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual reports for the following underlying management investment companies: Transamerica Series Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 0000778207) filed its semi annual report with the Commission via Edgar on 8/31/09.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company